Acquisition of Siyata Mobile (Details Narrative)	Oct. 03, 2025 USD ($)
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Business combination equity interests description	The fair value of Core Gaming’s outstanding equity interests immediately before the merger was $160,000,000, representing an 84.46% ownership interest in the combined entity post-merger. Consequently, the total fair value of the combined entity’s equity was derived as approximately $189,448,487. The implied fair value of the deemed consideration attributable to the former shareholders of Siyata Mobile was calculated based on the remaining 15.54% ownership interest, amounting to $29,448,487.
Business combination consideration transferred	$ 189,448,487
Net assets	15,438,987
Goodwill	$ 14,009,500